UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2015

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND 001-33177 22-1897375

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification Number)

3499 Route 9N, Suite 3D, Freehold, NJ 07728

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On October 1, 2015, the Company issued a press release announcing the declaration of quarterly dividends on the common stock, raising it to $0.16 per share from $0.15 per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated October 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Dated: October 2, 2015	By:/s/ Kevin S. Miller
Kevin S. Miller Chief Financial and Chief Accounting Officer